Subsequent events	12 Months Ended
Jun. 30, 2019
Subsequent Events [Abstract]
Subsequent events
29.	Subsequent events

Sale of farm

On July 11, 2019, the Company entered into an agreement for the sale of a total area of 1,134 hectares (893 harable hectares) of Jabotá Farm, a rural property located in the city of Jaborandi, state of Bahia, for R$23,183.

On September 2, 2019, the buyer made a down payment in the amount of R$2,698, corresponding to 38,000 soybean bags. The outstanding balance will be paid in six annual installments.

Investment

Following the Board of Directors approval of the investment of US$1,0 million in the Ag-Fintech Agrofy (“Agrofy”), which represents a 1,8% interest, on September 23, 2019, the Company made a payment of 50% of the purchase price and the remaining balance will be paid in December 2019. Agrofy is an online marketplace with a complete range of e-commerce solutions, customized to meet the needs of the retailers and their partners and channels, seeking an alternative way of connecting farmers and suppliers.

Brenco reorganization bankruptcy

On May 29, 2019, Brenco filed for reorganization bankruptcy in Brazil. See Notes 26a and 7. As of the date hereof, we are unable to determine the impact, if any, that the reorganization bankruptcy of Brenco in Brazil may have on the payment of receivables due to us or on the general risk of default by Brenco on its obligations.

As of June 30, 2019, and as of the date hereof, Brenco has not defaulted on the payment of any receivable due to the Company. The accounts receivable balance from Brenco amounted to R$ 18,290 as of June 30, 2019.